                                                                  EXHIBIT 10.35


                       STANDSTILL AGREEMENT AND AMENDMENT

      STANDSTILL AGREEMENT AND AMENDMENT, dated as of December 20, 1996 (this "Agreement"), among the signatories hereto as parties to any one or more of the Covered Documents (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Marvel Entertainment Group, Inc. ("Marvel") and certain of its Subsidiaries have filed or intend to file voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") commencing a jointly administered case (the "Bankruptcy Case") under the Bankruptcy Code;

         WHEREAS, certain Subsidiaries of Marvel have not filed petitions for relief under the Bankruptcy Code;

         WHEREAS, the parties hereto wish to enter into a standstill agreement with respect to such non-filing Subsidiaries and to amend certain provisions of the Covered Documents;

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows.

         1. Definitions. The following terms shall have the following meanings when used herein:

              "Agent": The Chase Manhattan Bank (formerly known as Chemical
         Bank), as agent or administrative agent (as the case may be) under any Covered Document.

              "Bank": any bank, fund, other financial institution or other Person (other than Marvel, its subsidiaries and its affiliates) that is a party to, or holds a participating interest in, any Covered Document.

              "Covered Documents": the collective reference to (i) the Amended and Restated Credit and Guarantee Agreement, dated as of August 30, 1994 (as heretofore
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                                                                              2

         and hereafter amended, supplemented or otherwise modified, the "Fleer Agreement"), among Marvel, Fleer Corp., the financial institutions parties thereto, the co-agents parties thereto, and the Agent, (ii) the Credit and Guarantee Agreement, dated as of April 24, 1995 (as heretofore and hereafter amended, supplemented or otherwise modified, the "SkyBox Agreement"), among Marvel, Fleer Corp., the financial institutions parties thereto, the co-agents parties thereto and the Agent, (iii) the Term Loan and Guarantee Agreement, dated as of August 30, 1994 (as heretofore and hereafter amended, supplemented or otherwise modified, the "Local Loan Agreement"), among Panini, S.p.A. (as successor to Marvel Comics Italia, S.r.l.), Marvel and Istituto Bancario San Paolo di Torino, S.p.A., (iv) the Participation Agreement, dated as of August 30, 1994 (as heretofore and hereafter amended, supplemented or otherwise modified, the "Participation Agreement"), among Istituto Bancario San Paolo di Torino, S.p.A., the Agent and the banks and other financial institutions parties thereto,
         (v) the Line of Credit, dated as of March 27, 1996 (as heretofore and hereafter amended, supplemented or otherwise modified, the "Line of Credit"), among Fleer Corp., the financial institutions parties thereto and the Agent, (vi) each letter of credit issued for the account of Marvel or any of its Subsidiaries by a bank or other financial institution which is a party to the SkyBox Agreement or the Fleer Agreement, (vii) each interest rate agreement between Marvel or any of its Subsidiaries and a bank or other financial institution which is a party to the SkyBox Agreement or the Fleer Agreement,
         (viii) each other Credit Document (as defined in any of the foregoing) and (ix) each other promissory note, security agreement, pledge agreement, guarantee, mortgage or other document, instrument or agreement delivered in connection with, or otherwise relating to, any of the foregoing.

              "Covered Obligations": all obligations and liabilities of Marvel and its Subsidiaries to the Agent or any Bank, whether or not arising under any Covered Document.

              "Final Order Date": the first date upon which (i) an order of the United States Bankruptcy Court for the District of Delaware is entered confirming the Plan of Reorganization of Marvel and certain of its subsidiaries prior to June 30, 1997, (ii) such order shall not have been stayed, reversed, vacated, rescinded, amended or otherwise modified in any respect and (iii) such order shall not be the subject of an appeal, motion for rehearing or reconsideration, petition for certiorari or other like motion and the time for filing any such motion shall have expired.

              "Person": an individual, a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

              "Plan of Reorganization": a plan of reorganization for Marvel and its Subsidiaries that are the subject of the Bankruptcy Case, substantially similar to the form provided to the parties hereto prior to the date hereof in connection with the solicitation of their approval of such plan.

              "Specified Parties": the collective reference to the Required Banks under (and as defined in) the Fleer Agreement and the SkyBox Agreement, the Majority Participants under (and as defined in) the Participation Agreement and the Banks holding the majority of the commitments under (and as defined in) the Line of Credit.

              "Standstill Period": the period commencing with the filing of the petition for bankruptcy relief of Marvel and ending on the Termination Date.

              "Subsidiary": of any Person, a corporation or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other Persons performing similar functions for such entity, are owned, directly or indirectly, by such Person; unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of Marvel.

              "Termination Date": the earliest of (a) June 30, 1997, (b) the date upon which Marvel or any of its Subsidiaries shall commence any lawsuit or other legal action (other than any such lawsuit or other action which is reasonably commenced by Marvel or a Subsidiary to enforce its rights hereunder) against the Agent or any of the Banks or with respect to any of the Covered Obligations, (c) the date upon which any payment default occurs under any of the Covered Documents and (d) the Final Order Date.

         2. Amendments to Covered Documents. (a) Notwithstanding anything to the contrary contained in any of the Covered Documents, each Bank hereby agrees to permit its loans under the Covered Documents to be outstanding (to the extent applicable) as Eurodollar Loans or Eurocurrency Loans (as each such term is defined in the applicable Covered Documents) during the Standstill Period; provided that, in the event that the Interest Period (as defined in the applicable Covered Document) for any such Eurodollar Loan or Eurocurrency Loan (as the case may be) is longer than one month, such Interest Period shall have a scheduled expiry on or prior to June 30, 1997.

         (b) Notwithstanding anything to the contrary contained in any of the Covered Documents, each Bank hereby agrees that during the Standstill Period its lending commitment under any Covered Document shall not automatically terminate or be accelerated upon the commencement of the Bankruptcy Case, but rather shall be suspended and shall be reinstated upon confirmation of, and in accordance with the terms of, the Plan of Reorganization.

         3. Standstill. Each of the Banks and the Agent hereby agrees that it shall not take any action, by lawsuit, foreclosure, setoff or otherwise during the Standstill Period to accelerate, terminate or collect any of the Covered Obligations or to realize upon any of the collateral security or guarantee obligations held with respect to any of the Covered Obligations against any Subsidiary of Marvel that is not the subject of the Bankruptcy Case.

         4. Authorization to Agent. Each of the Banks hereby authorizes and instructs the Agent to execute and deliver the Non-Disturbance Agreement, substantially in the form of Exhibit A hereto, upon the consummation of the Plan of Reorganization.

         5. Effective Date; Conditions Precedent. (a) The standstill agreement contained in paragraph 3 shall become effective as of the date upon which the Bankruptcy Case is commenced provided that the Agent shall have received counterparts of this Agreement, duly executed by the requisite Banks under the Covered Documents.

         (b) Each of the other provisions of this Agreement shall become effective as of the date first written above upon:

         (i) receipt by the Agent of counterparts of this Agreement, duly executed by the requisite Banks under the Covered Documents; and

         (ii) to the extent that this Agreement has been executed and delivered by the Specified Parties, receipt by each Bank who executes and delivers this Agreement on or prior to December 20, 1996 of a fee in the amount equal to 25 b.p. on (i) the Revolving Credit Commitment of such Bank under (and as defined in) the Fleer Agreement, (ii) the Loans of such Bank under (and as defined in) the SkyBox Agreement, (iii) the participating interests of such Bank in the Term Loans under (and as defined in) the Local Loan Agreement pursuant to the Participation Agreement (including, without limitation, the interest retained by Istituto Bancario San Paolo di Torino, S.p.A. under the Local Loan Agreement) and (iv) the Loans of such Bank under (and as defined in) the Line of Credit.

         6. Continued Effectiveness. Except as specifically provided herein, the Covered Documents and the Covered Obligations shall remain in full force and effect and the liens granted to secure the Covered Obligations shall remain in full force and effect.

         7. No Waiver; Cumulative Remedies. No failure to
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                                                                              6

exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder or under any Covered Document, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         8. Counterparts; Severability. (a) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (b) If any clause or provision of this Agreement shall be held illegal or invalid by any court, the invalidity of such clause or provision shall not affect any of the remaining clauses, provisions or sections hereof, and this Agreement shall be construed and enforced as if such illegal or invalid clause or provision had not been contained herein. In case any agreement or obligation contained in this Agreement shall be held to be in violation of law, then such agreement or obligation shall be deemed to be the agreement or obligation of the parties hereto to the fullest extent permitted by law.

         9. Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         10. Amendments and Waivers. No provision of this Agreement may be amended or modified in any way, nor may non-compliance therewith be waived, except pursuant to a written instrument executed by the Agent and the requisite Banks.

         11. Transfer Restrictions. Each of the Banks hereby agrees that it will not transfer, sell (by participation or absolute assignment), assign or convey any of the Covered Obligations held by it unless the Person to whom such obligation is transferred agrees in writing to be bound by the provisions of this Agreement and to support the Plan of Reorganization. Any such transfer in violation of this paragraph 11 shall be null and

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                                                                              7

void.

         12. No Third-Party Beneficiaries. The agreements contained herein shall inure only to the benefit of the parties hereto and of Marvel and its Subsidiaries. There shall be no third-party beneficiaries hereunder, other than Marvel and its Subsidiaries. Marvel and its Subsidiaries shall have the right to enforce the obligations hereunder of the parties hereto as if Marvel and its Subsidiaries were parties hereto.

         13. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing or sent by telegraph or telex and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or when deposited in the mail, or in the case of telegraphic notice, when delivered to the telegraph company, or, in the case of telex notice, when sent, answerback received, addressed as set forth in the Covered Documents or to such address as may be hereafter notified by the respective parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                            THE CHASE MANHATTAN BANK (formerly
                                            known as Chemical Bank and as
                                            successor by merger to The Chase
                                            Manhattan Bank, N.A.)


                                            By: /s/ Susan E. Atkins
                                                -------------------------------
                                                Name:  Susan E. Atkins
                                                Title: Vice President

                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LTD., LOS ANGELES AGENCY


                                            By: /s/ Paul B. Clifford
                                                -------------------------------
                                                Name:  Paul B. Clifford
                                                Title: Deputy General Manager

                                            THE BANK OF NEW YORK


                                            By: /s/ Catherine G. Goff
                                                -------------------------------
                                                Name:  Catherine G. Goff
                                                Title: Assistant Vice President

                                            CIBC, INC.


                                            By: /s/ Douglas E. Smith
                                                -------------------------------
                                                Name:  Douglas E. Smith
                                                Title: Vice President

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By: /s/ Alan Sidrane
                                                -------------------------------
                                                Name:  Alan Sidrane
                                                Title: First Vice President

                                            CREDIT LYONNAIS CAYMAN ISLAND
                                            BRANCH


                                            By: /s/ Alan Sidrane
                                                -------------------------------
                                                Name:  Alan Sidrane
                                                Title: First Vice President

                                            NATIONSBANK, N.A.


                                            By: /s/ Jay T. Wampler
                                                -------------------------------
                                                Name:  Jay T. Wampler
                                                Title: Vice President

                                            CORESTATES BANK, N.A.


                                            By: /s/ illegible
                                                -------------------------------
                                                Name:
                                                Title:

                                            TORONTO-DOMINION (NEW YORK) INC.

                                            By: /s/ Robert G. Harris
                                                -------------------------------
                                                Name:  Robert G. Harris
                                                Title: Director

                                            THE TORONTO-DOMINION BANK


                                            By: /s/ Robert G. Harris
                                                -------------------------------
                                                Name:  Robert G. Harris
                                                Title: Director

                                            THE NIPPON CREDIT BANK, LTD.


                                            By: /s/ Yoshihide Watanabe
                                                -------------------------------
                                                Name:  Yoshihide Watanabe
                                                Title: Vice President

                                            BANK OF AMERICA ILLINOIS


                                            By: /s/ Phillip F. Van Winkle
                                                -------------------------------
                                                Name:  Phillip F. Van Winkle
                                                Title: Vice President

                                            BANK OF HAWAII


                                            By: /s/ Mark Barra
                                                -------------------------------
                                                Name:  Mark Barra
                                                Title: Vice President

                                            THE FIRST NATIONAL BANK OF BOSTON


                                            By: /s/ Richard D. Hill, Jr.
                                                -------------------------------
                                                Name:  Richard D. Hill, Jr.
                                                Title: Director

                                         FLEET BANK


                                         By: /s/ Alex Sade
                                             -------------------------------
                                             Name:  Alex Sade
                                             Title:  Senior Vice President

                                         THE SUMITOMO BANK, LIMITED, NEW YORK
                                         BRANCH


                                         By: /s/ illegible
                                             -------------------------------
                                             Name:
                                             Title:

                                         RESTRUCTURED OBLIGATIONS BACKED
                                           BY SENIOR ASSETS B.V.

                                         By:  Chancellor Senior Secured
                                              Management, Inc., as
                                              Investment Advisor

                                         By: /s/ Christopher Bondy
                                             -------------------------------
                                             Name:  Christopher Bondy
                                             Title: Vice President

                                         By:
                                             -------------------------------
                                             Name:
                                             Title:

                                         UNION BANK


                                         By: /s/ illegible
                                             -------------------------------
                                             Name:
                                             Title:

                                         THE FUJI BANK, LTD. - NEW YORK
                                           BRANCH


                                         By: /s/ Teje Teramoto
                                             -------------------------------
                                             Name:  Teje Teramoto
                                             Title: Vice President and Manager

                                            VAN KAMPEN AMERICAN CAPITAL PRIME
                                            RATE INCOME TRUST


                                            By: /s/ Jeffrey W. Maillet
                                                -------------------------------
                                                Name:  Jeffrey W. Maillet
                                                Title: Senior Vice President
                                                       and Director

                                            BANKERS TRUST COMPANY


                                            By: /s/ Mary Jo Jolly
                                                -------------------------------
                                                Name:  Mary Jo Jolly
                                                Title: Assistant Vice President

                                            CHL HIGH YIELD LOAN PORTFOLIO, A
                                            UNIT OF CHASE MANHATTAN BANK


                                            By: /s/ Andrew D. Gordon
                                                -------------------------------
                                                Name:  Andrew D. Gordon
                                                Title: Managing Director

                                            CREDIT SUISSE


                                            By: /s/ Joel Glodowski
                                                -------------------------------
                                                Name:  Joel Glodowski
                                                Title: Member of Senior
                                                       Management

                                            By: /s/ Chris T. Horgan
                                                -------------------------------
                                                Name:  Chris T. Horgan
                                                Title: Associate

                                            THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION


                                            By: /s/ Patricia Loret de Mola
                                                -------------------------------
                                                Name:  Patricia Loret de Mola
                                                Title: Senior Vice President

                                            BANCO CENTRAL HISPANOAMERICANO S.A.


                                            By: /s/ Louis Ferraira
                                                -------------------------------
                                                Name:  Louis Ferraira
                                                Title: Vice President

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.


                                            By: /s/ R. Douglas Henderson
                                                -------------------------------
                                                Name:  R. Douglas Henderson
                                                Title: Authorized Signatory

                                            MERRILL LYNCH PRIME RATE PORTFOLIO

                                            By:  Merrill Lynch Asset
                                                    Management, L.P., as
                                                    Investment Advisor


                                            By: /s/ R. Douglas Henderson
                                                -------------------------------
                                                Name: R. Douglas Henderson
                                                Title: Authorized Signatory

                                            CERES FINANCE, LTD.
                                              By Chancellor Senior Secured
                                                   Management Inc., as
                                                    Financial Manager


                                            By: /s/ Christopher A. Bondy
                                                -------------------------------
                                                Name:  Christopher A. Bondy
                                                Title: Vice President


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            CAPTIVA FINANCE, LTD.
                                              By Chancellor Senior Secured
                                                   Management Inc., as
                                                   Financial Manager


                                            By: /s/ Christopher A. Bondy
                                                -------------------------------
                                                Name:  Christopher A. Bondy
                                                Title: Vice President

                                            CITIBANK, N.A.


                                            By:
                                                -------------------------------
                                                Name:
                                                Title:

                                            IBJ SCHRODER BANK & TRUST COMPANY


                                            By: /s/ Mary McLaughlin
                                                -------------------------------
                                                Name:  Mary McLaughlin
                                                Title: Vice President

                                            ISTITUTO BANCARIO SAN PAOLO DI
                                            TORINO, S.P.A., NEW YORK LIMITED
                                             BRANCH


                                            By:
                                                -------------------------------
                                               Name:
                                               Title:


                                            FIRST HAWAIIAN BANK


                                            By: /s/ illegible
                                                -------------------------------
                                                Name:
                                                Title:

                                            MORGAN GUARANTY TRUST COMPANY OF
                                            NEW YORK


                                            By: /s/ Barbara Sherman
                                                -------------------------------

                                                Name:  Barbara Sherman
                                                Title: Vice President